SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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TRANSAMERICA SERIES TRUST

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TRANSAMERICA SERIES TRUST

Transamerica JPMorgan Enhanced Index VP

1801 California Street, Suite 5200

Denver, CO 80202

August 11, 2026

Dear Holder:

A special meeting of holders (the “Holders”) investing in Transamerica JPMorgan Enhanced Index VP (the “Portfolio”), a series of Transamerica Series Trust (the “Trust”), including those holders investing through a variable life insurance policy or variable annuity contract, will be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Suite 5200, Denver, CO 80202, on October 7, 2026, at 11:00 a.m. (Mountain Time) (the “Special Meeting”).

At the Special Meeting, you are being asked to vote on the following proposals:

Proposal I: To approve the change of the Portfolio from a diversified company to a non-diversified company. Holders of the Portfolio are being asked to approve changing the Portfolio’s classification from a “diversified company” to a “non-diversified company” as defined under the Investment Company Act of 1940, as amended, to permit the Portfolio to invest a larger portion of its assets in a smaller number of issuers.

Proposal II: To approve the modification of the Portfolio’s “manager of managers” structure. Holders of the Portfolio are being asked to approve the modification of the Portfolio’s manager of managers structure to permit TAM, the Portfolio’s investment manager, to enter into and materially amend sub-advisory agreements with both unaffiliated and affiliated sub-advisers in the future without obtaining investor approval, subject to prior approval by the Portfolio’s Board of Trustees.

We are seeking your approval of the proposals through the enclosed proxy statement, which we invite you to review closely.

Importantly, after careful consideration, the Board of Trustees of the Portfolio has considered the proposals and has determined they are in the best interest of the Portfolio, and unanimously recommends that you vote “FOR” the proposals. However, before you vote, please read the full text of the proxy statement for an explanation of the proposals with respect to the Portfolio.

Holders of record of the Portfolio as of the close of business on June 17, 2026 are entitled to vote at the Special Meeting and any adjournments or postponements thereof. Whether or not you plan to attend the meeting and regardless of the size of the interest you hold, your vote is important to us. Please vote today.

Voting is quick and easy. You may vote by telephone, via the internet or by simply completing and signing the enclosed proxy card (your ballot) and mailing it in the accompanying postage-paid return envelope.

If you have any questions, please call the Trust at 1-800-851-9777.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit
Chairman of the Board of Trustees, President and Chief Executive Officer

IMPORTANT INFORMATION FOR HOLDERS

Please read the full text of the enclosed proxy statement.

Below is a brief overview of the proposals to be voted on. Your vote is important.

QUESTIONS AND ANSWERS

Q.	Why am I receiving this proxy statement?

A.

As a holder (a “Holder”) who invests in Transamerica JPMorgan Enhanced Index VP (the “Portfolio”), a series of Transamerica Series Trust (the “Trust”), including those holders investing through a variable annuity contract or variable life insurance policy, you are being asked to vote “FOR” the following proposals. Each proposal has been approved by the Board of Trustees of the Trust (the “Board” or “Board Members”).

The special meeting of the Portfolio (“Special Meeting”) will be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Suite 5200, Denver, CO 80202, on October 7, 2026 at 11:00 a.m. (Mountain Time).

The Portfolio is sold to separate accounts of Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company (collectively, the “Insurance Companies”) to fund benefits under variable life policies or variable annuity contracts issued by the Insurance Companies. The Insurance Companies each offer Holders the opportunity to invest in the Portfolio through their respective products. The Portfolio is also offered as an investment option for certain asset allocation series of the Trust.

Holders of the Portfolio are being asked to approve: (i) the change in classification of the Portfolio from a diversified company to a non-diversified company, and (ii) to approve the modification of the manager of managers structure, to permit TAM, the Portfolio’s investment manager, to enter into and materially amend sub-advisory agreements with both unaffiliated and affiliated sub-advisers in the future without obtaining investor approval, subject to prior approval by the Portfolio’s Board.

The implementation of a proposal is not contingent upon the approval of the other proposal.

Q.	Why am I being asked to approve Proposal I?

A.

The Portfolio is currently classified as a diversified company. As a result, the Portfolio is limited in its ownership of securities of single issuers. In contrast to the Portfolio, the Portfolio’s benchmark index, the S&P 500® Index (“Index”), is not limited by the diversification requirement of the Investment Company Act of 1940, as amended (“1940 Act”). Over the past several years, certain stocks of technology-related issuers contained in the Index have experienced significant increases in their market capitalizations. As a result, the Index has become much more concentrated at the individual stock level. This level of index concentration coupled with the limitations placed on a diversified company can, at times, constrain a fund’s ability to fully achieve target exposures to individual securities and limit its ability to invest above 5% in certain issuers, and force a fund to be underweight to at least some of the top holdings in its benchmark, even if the fund’s investment management team finds them to be attractive investment opportunities. This limitation can ultimately inhibit the opportunity for a fund to implement its principal investment strategy and can hinder its ability to outperform its benchmark or non-diversified peer funds with otherwise similar investment strategies, on a risk-return basis. Holder approval of Proposal I would allow the Portfolio to operate as a non-diversified company, which would provide the Portfolio’s investment management team with additional investment flexibility and the potential to enhance the Portfolio’s performance.

Q.	What is the difference between diversified companies and non-diversified companies?

A.

Under the 1940 Act, a “diversified company” must have at least 75% of the value of its total assets represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the fund’s total assets and not more than 10% of any class of the outstanding voting securities of such issuer. In effect, the aggregate of single-issuer positions of 5% or more cannot exceed 25% of a fund’s assets. In contrast, the 1940 Act defines a “non-diversified company” as a fund other than a diversified company and places no single-issuer limits on the fund due to that classification.

Q.	How would approval of Proposal I impact the day-to-day management of the Portfolio?

A.

While approval of Proposal I would provide the Portfolio’s investment management team with greater long-term flexibility in executing its investment strategy by allowing increased exposures to certain holdings, and may allow for the potential for greater risk, it is not otherwise expected to affect the way the Portfolio is currently managed. The investment objective and investment strategies for the Portfolio will not change due to approval of Proposal I, and the investment management team currently intends to manage the Portfolio using the substantially similar risk and volatility guidelines it has used managing the Portfolio while it has been classified as diversified.

I

Q.	Why am I being asked to approve Proposal II?

A.

TAM currently acts as a manager of managers for the Portfolio pursuant to an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) (Release IC-23379 dated August 5, 1998) (the “Manager of Managers Order”). TAM has responsibility, subject to oversight by the Portfolio’s Board, to, among other matters, oversee and monitor sub-advisers, recommend selection of sub-advisers and recommend changes to sub-advisers where it believes appropriate or advisable. The Manager of Managers Order permits TAM, subject to certain conditions including the approval of the Board, but without the approval of the Portfolio’s Holders, to: (1) employ a new unaffiliated sub-adviser for the Portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser; (2) materially change the terms of any sub-advisory agreement; and (3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser. More recent SEC exemptive and no-action relief now permit the Manager of Managers Order to be relied upon with respect to sub-advisory agreements with both unaffiliated and affiliated sub-advisers without obtaining investor approval, provided that the Portfolio obtains investor approval to operate under a modified manager of managers structure with respect to affiliated sub-advisers and complies with certain modified conditions.

Holders are being asked to approve Proposal II, which would permit TAM to rely on the modified manager of managers relief to permit TAM, subject to the approval of the Portfolio’s Board, but without the need for Holder approval, to enter into and materially amend sub-advisory agreements with both unaffiliated and affiliated sub-advisers in reliance on the SEC no-action relief requiring compliance with the terms of an exemptive order obtained by Carillon Tower Advisers, Inc., et al., Investment Company Release Nos. 33464 (May 2, 2019) (notice) and 33494 (May 29, 2019) (order). The Board believes that allowing TAM to enter into and materially amend sub-advisory agreements with both unaffiliated and affiliated sub-advisers without incurring the expenses or delays associated with obtaining prior Holder approval is in the best interests of the Portfolio and its Holders and will allow the Portfolio to operate more efficiently.

Q.	Why am I being asked to vote on these proposals?

A.

You are being asked to vote as a Holder of the Portfolio. The enclosed proxy statement and proxy card identify the proposals you are being asked to vote. Your Portfolio’s Board has approved the proposals, believes each proposal is in the Holders’ best interests and recommends you vote “FOR” the proposals for the Portfolio.

Q.	Will my vote make a difference?

A.

Your vote is very important and can make a difference in the governance of the Portfolio, no matter the size of the interests you hold. Your vote can help ensure that the proposals recommended by the Portfolio’s Board can be implemented. We encourage all Holders to participate in the governance of the Portfolio, which participation could include voting against a proposal recommended by the Board.

Q.	Who is paying for the preparation, printing and mailing of the proxy statement and solicitation of proxies?

A.

The cost of preparing, printing and mailing the proxy statement and soliciting proxies will be borne by the Portfolio. The costs are estimated to be in the range of approximately $91,275 to $109,833 and include preparation of this Proxy Statement, printing and distributing the proxy materials, the costs of soliciting and tabulating voting instructions (including the fees and expenses of approximately $29,833.00, of EQ Fund Solutions LLC (“EQ Fund Solutions”), the proxy solicitor), the cost of any necessary filings with the SEC, legal fees, accounting fees, and expenses of holding shareholder meetings.

Q.	Who do I call if I have questions?

A.	If you need more information, or have any questions about the proposals or voting, please call EQ Fund Solutions, the Portfolio’s proxy solicitor, at 1-877-864-5059.

Q.	How do I vote my interests?

A.

You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card, or by computer by going to the internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares or interests by signing and dating the enclosed proxy card and mailing it in the enclosed postage-paid envelope. You can also attend the Special Meeting and vote in person. However, even if you intend to do so, we encourage you to provide voting instructions by one of the methods described above.

II

TRANSAMERICA SERIES TRUST

Transamerica JPMorgan Enhanced Index VP

1801 California Street, Suite 5200

Denver, CO 80202

NOTICE OF SPECIAL MEETING OF HOLDERS

Scheduled to be Held on October 7, 2026

Please take notice that a special meeting of holders (the “Holders”) investing in Transamerica JPMorgan Enhanced Index VP (the “Portfolio”), a series of Transamerica Series Trust (the “Trust”), including those holders investing through a variable life insurance policy or variable annuity contract, will be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Suite 5200, Denver, CO 80202, on October 7, 2026, at 11:00 a.m. (Mountain Time) (the “Special Meeting”), to consider and vote on the following proposals:

I.	To approve the change of the Portfolio from a diversified company to a non-diversified company;
II.

To approve the modification of the Portfolio’s manager of managers structure. Holders of the Portfolio are being asked to approve the modification of the Portfolio’s manager of managers structure to permit TAM, the Portfolio’s investment manager, to enter into and materially amend sub-advisory agreements with both unaffiliated and affiliated sub-advisers in the future without obtaining investor approval, subject to prior approval by the Portfolio’s Board of Trustees; and

III.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

After careful consideration of the proposals, the Board of Trustees of the Trust approved and recommends that Holders vote “FOR” the proposals.

Holders of record of the Portfolio at the close of business on June 17, 2026 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

By Order of the Board,

/s/ Dennis P. Gallagher
Dennis P. Gallagher
Chief Legal Officer and Secretary

August 11, 2026

HOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. HOWEVER, YOU MAY VOTE PRIOR TO THE SPECIAL MEETING BY TELEPHONE, VIA THE INTERNET OR BY RETURNING YOUR COMPLETED PROXY CARD, OR BY VOTING IN PERSON AT THE SPECIAL MEETING. YOUR VOTE IS IMPORTANT NO MATTER THE SIZE OF THE INTEREST YOU HOLD.

The proxy materials will be available to review at: https://vote.proxyonline.com/transamerica/docs.

KINDLY VOTE YOUR INTERESTS USING ONE OF FOUR CONVENIENT METHODS: (A) BY CALLING THE TOLL-FREE NUMBER AS DESCRIBED IN THE ENCLOSED PROXY CARD; (B) BY ACCESSING THE INTERNET WEBSITE AS DESCRIBED IN THE ENCLOSED PROXY CARD; (C) BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE; OR (D) BY VOTING YOUR SHARES IN PERSON AT THE SPECIAL MEETING. IF YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE CALL 1-877-864-5059.

III

TRANSAMERICA SERIES TRUST

Transamerica JPMorgan Enhanced Index VP

1801 California Street, Suite 5200

Denver, CO 80202

PROXY STATEMENT

Introduction

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” and each member, a “Board Member”) of Transamerica JPMorgan Enhanced Index VP (the “Portfolio”), a series of Transamerica Series Trust (“Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is organized as a Delaware statutory trust. The proxy is being solicited for use at a special meeting of holders (the “Holders”) investing in the Portfolio to be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Suite 5200, Denver, CO 80202, on October 7, 2026 at 11:00 a.m. (Mountain Time) (the “Special Meeting”) and at any and all adjournments or postponements of the Special Meeting. The Special Meeting for the Portfolio is being held for the purpose set forth in the accompanying Notice of Special Meeting of Holders. This Proxy Statement is being sent to Holders of the Portfolio on or about August 17, 2026.

The Portfolio is offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies and to certain asset allocation portfolios. The only shareholders of the Portfolio are the insurance company separate accounts and the asset allocation portfolios. As a Holder invested in the Portfolio through an insurance company separate account, you are being asked to give instructions to your insurance company as to how to vote on your behalf. Holders are not shareholders of the Portfolio, but for ease of reference, shareholders and Holders are sometimes collectively referred to in this Proxy Statement as “Holders” or “shareholders,” and the interests that they hold in insurance company separate accounts that in turn invest in the Portfolio are sometimes referred to as “interests” or “shares.”

In certain cases, for ease of comprehension, the term “Portfolio” is used in this Proxy Statement where it may be more precise to refer to the Trust of which the Portfolio is a series.

You are being asked to vote at the Special Meeting of the Portfolio in which you held interests as of the close of business on June 17, 2026 (the “Record Date”). Each Holder of record of the Portfolio at the close of business on the Record Date is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value of the Portfolio represented by the Holder’s interests in the Portfolio. The net assets and total number of shares of the Portfolio outstanding and the net asset value per share of the Portfolio at the close of business on the Record Date were as follows:

Class	Net Assets ($)	Total Shares Outstanding	Net Asset Value Per Share
Initial	$2,504,310,611	80,079,255	$31.27
Service	$180,025,530	5,813,639	$30.97

Please sign, date and return the proxy card, or if you prefer to provide voting instructions by telephone or over the internet, please vote on the proposals. If you vote by telephone or over the internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access to the voting sites and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Portfolio’s Special Meeting will be voted at the Special Meeting. On the matters coming before the Special Meeting as to which a Holder has specified a choice on that Holder’s proxy, the Holder’s shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to a proposal, the shares will be voted “FOR” the proposals. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting.

Holders who execute proxies or provide voting instructions by telephone, mail, or the internet may revoke them at any time before a vote is taken on the proposal at the Special Meeting by filing with the Portfolio a written notice of revocation (addressed to the Secretary at the principal executive offices of the Portfolio at the address above), by delivering a duly executed proxy bearing a later date or by attending and voting at the Special Meeting, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. If you hold your shares through a bank or other intermediary or if you are the holder of a variable annuity contract or variable life insurance policy (as discussed below), please consult your bank or intermediary or your participating insurance company regarding your ability to revoke voting instructions after such instructions have been provided.

Quorum, Vote Required and Manner of Voting Proxies

Quorum

A quorum of Holders of the Portfolio is required to take action at the Portfolio’s Special Meeting. For the purposes of taking action on Proposal I and Proposal II, Holders entitled to vote and present at the Special Meeting or by proxy representing at least thirty percent (30%) of the voting power of the Portfolio shall constitute a quorum at the Special Meeting.Votes cast at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election will determine whether a quorum is present at the Special Meeting. The inspectors of election will treat abstentions and broker non-votes as present for purposes of determining a quorum.

“Broker non-votes” are, with respect to a proposal, shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted, but for which a broker or nominee returns the proxy card and/or voting instruction card. A broker-dealer that is a member of the New York Stock Exchange and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to non-routine proposals, including the proposals. As the only shareholders of the Portfolio are the insurance company separate accounts and Asset Allocation Portfolios (as defined below), broker non-votes are not expected with respect to the proposals.

In the absence of a quorum, the Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, the Special Meeting may be adjourned by the affirmative vote of a majority of the shares present at the Special Meeting or represented by proxy at the Special Meeting. The persons named as proxies may, at their discretion, vote those proxies in favor of an adjournment of the Special Meeting, including an adjournment of the Special Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation are reasonable and in the best interests of Holders. A vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received.

Vote Required

The approval of each Proposal requires the vote of a “majority of the outstanding voting securities” of the Portfolio within the meaning of the 1940 Act, which is defined as the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Portfolio that are present or represented by proxy at the Special Meeting if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Portfolio are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding securities of the Portfolio. Both classes of shares of the Portfolio vote together for the purposes of Proposal I and Proposal II. The following table shows how Portfolio shares will be treated for the purposes of quorum and voting requirements:

Shares	Quorum	Voting
In General	All shares “present” at the meeting in person or by proxy are counted toward a quorum.	Shares “present” at the meeting in person will be voted at the meeting. Shares present by proxy will be voted in accordance with instructions.

Signed Proxy with No-Voting Instruction	Considered “present” at the meeting for purposes of quorum.	Voted “for” the proposal.

Vote to Abstain	Considered “present” at the meeting for purposes of quorum.	Abstentions and broker non-votes do not count as a vote “for” a proposal and have the same effect as a vote “against” a proposal.

Manner of Voting

Interests of the Portfolio are not offered directly to the public but are sold only to (1) insurance companies and their separate accounts as the underlying investment medium for Holders as owners of variable annuity contracts and variable life policies (collectively, the “Policies”), and (2) certain asset allocation portfolios that are series of the Trust (the “Asset Allocation Portfolios”). As such, Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company (“TFLIC,” and together with TLIC, the “Insurance Companies”) and the Asset Allocation Portfolios are the only shareholders of the investment portfolios offered by the Trust. The Insurance Companies utilize the Portfolio as part of their risk management investment strategy. The Portfolio is not available as a direct investment option that may be selected by Holders of the Policies.

The Insurance Companies will vote shares held by these separate accounts in a manner consistent with voting instructions timely received from the Holders of the Policies used to fund the accounts.

The Insurance Companies will use proportional voting to vote shares held by separate accounts for which no timely instructions are received from the Holders of the Policies. The Insurance Companies do not require that a minimum number of owners of the Policies submit voting instructions before the Insurance Companies will vote the shares of the Portfolio held by their separate accounts at the Special Meeting. As a result, a small number of Holders of the Policies could determine how the Insurance Companies vote, if other Holders fail to vote. In addition, TAM, the Insurance Companies and their affiliates will use proportional voting to vote any shares held by TAM, the Insurance Companies or their affiliates for their own accounts.

A signed proxy card or other authorization by a Holder that does not specify how the Holder’s interest should be voted on a proposal will be deemed an instruction to vote such shares in favor of the applicable proposal(s).

Proxy voting authority with respect to the Portfolio’s shares held by the applicable Asset Allocation Portfolios is retained by TAM. Consistent with TAM’s Proxy Voting Policies and Procedures, TAM will vote the shares of the Portfolio held by the relevant Asset Allocation Portfolios in accordance with the recommendation from the Board of those Asset Allocation Portfolios (which is the same Board as the Board of the Portfolio). The Board of Trustees has recommended that shares of the Portfolio held by those Asset Allocation Portfolios be voted in favor of Proposal I and Proposal II. Therefore, in accordance with this recommendation, shares of the Portfolio held by the relevant Asset Allocation Portfolios will be voted in favor of Proposal I and Proposal II. As of the Record Date, the Portfolio had net assets, with amounts of those net assets attributable to the relevant Asset Allocation Portfolios, collectively, as shown below. The applicable Asset Allocation Portfolios held approximately 76.62% of the voting power of the outstanding voting securities of the Portfolio as of the Record Date.

Portfolio	Net Assets	Net Assets Attributable to the relevant Asset Allocation Portfolios (collectively)
Transamerica JPMorgan Enhanced Index VP	$2,684,336,141	$2,056,732,030

If you need more information or have any questions about the proposals or voting, please call the Portfolio’s proxy solicitor, EQ Fund Solutions at 1-877-864-5059.

Revoking Proxies

Each Holder signing and returning a proxy has the power to revoke it at any time before it is exercised:

•	By filing a written notice of revocation with the Secretary of the Trust;

•	By returning a duly executed proxy bearing a later date;

•	By voting by telephone or over the internet at a later date; or

•	By attending the Special Meeting and voting at the meeting and giving oral notice of revocation to the chairman of the meeting.

However, attendance at the Special Meeting, by itself, will not revoke a previously executed and returned proxy.

If a Holder holds Portfolio shares through a bank or other intermediary, the bank or intermediary should be consulted regarding the Holder’s ability to revoke voting instructions after such instructions have been provided.

BACKGROUND

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, serves as investment manager for the Portfolio. The Trust has entered into an Investment Management Agreement (“Management Agreement”), on behalf of the Portfolio, with TAM. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio. The Board last approved the Portfolio’s Management Agreement on June 10, 2026.

TAM is directly owned by TLIC (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon N.V., a Netherlands corporation) and a publicly traded international insurance group.

For the Portfolio, TAM currently acts as a “manager of managers” and hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with the Portfolio’s sub-adviser. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of sub-advisers, daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio and regular review and evaluation of sub-adviser performance and adherence to investment style and process. TAM’s management services include, among other things, the provision of supervisory, compliance and administrative services to the Portfolio. More information on the investment management services rendered by TAM is included in the Portfolio’s Statement of Additional Information.

TAM has been a registered investment adviser since 1996. As of December 31, 2025, TAM has approximately $64.2 billion in total assets under management.

PROPOSAL I

APPROVAL TO CHANGE FROM A DIVERSIFIED COMPANY TO A NON-DIVERSIFIED COMPANY

At the Special Meeting, the Holders of the Portfolio will be asked to approve the change from a diversified company to a non-diversified company with respect to the Portfolio.

The Board of Trustees of the Trust (the “Board”), including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Portfolio as defined in the 1940 Act), has reviewed and approved Proposal I and determined that Proposal I is in the best interests of the Portfolio. The Board unanimously recommends that shareholders vote “FOR” Proposal I.

Section 5(b)(1) of the 1940 Act, a federal statute regulating the operations of mutual funds, requires funds to be classified as either a “diversified company” or “non-diversified company.” A “diversified company,” pursuant to Section 5(b)(1) of the 1940 Act must have 75% of the value of its total assets represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the company’s total assets and not more than 10% of any class of the outstanding voting securities of such issuer. In effect, the aggregated total of single-issuer positions of 5% or more cannot exceed 25% of the portfolio’s assets. In contrast, a “non-diversified company” does not have this limitation under the 1940 Act and, therefore, can invest a greater percentage of its assets in fewer issuers.

Although the Portfolio is an actively managed fund, and not an index fund, it is expected that the Portfolio will generally invest in the top holdings of its benchmark index (as referenced below). The Portfolio’s investment management team may underweight or overweight such holdings relative to the index based on its evaluation of those companies. The diversification status of the Portfolio limits its ability to invest above 5% in certain issuers and forces the Portfolio to be underweighted in at least some of the top holdings in its benchmark index, even if the investment management team finds them to be attractive investment opportunities. As a result, the Portfolio’s investment management team may be prohibited from being equal to or overweight relative to the Portfolio’s benchmark index in these top holdings.

The benchmark index for the Portfolio is the S&P 500® Index (“the Index”). In contrast to the Portfolio, the Index is not limited by the 1940 Act diversification requirement. Over the past several years, certain stocks of technology-related issuers contained in the Index have experienced significant increases in their market capitalizations. As a result, the Index has become much more concentrated at the individual stock level. For example, as of December 31, 2025, 26.39% of the Index was represented by four stocks that have a greater than 5% weight. This level of index concentration coupled with the limitations placed on a diversified company can, at times, constrain the Portfolio’s ability to fully achieve target exposures to individual securities.

In selecting investments for the Portfolio, its sub-adviser, J.P. Morgan Investment Management Inc. (“the “sub-adviser”), considers the stocks in the Index as potential investments, in accordance with the Portfolio’s principal investment strategy. Due to the 1940 Act diversification requirement, at various times, the Portfolio must underweight at least some of these holdings relative to their weights in the Index even if the sub-adviser finds them to be attractive investment opportunities. The diversification status forces the Portfolio to be underweighted in the Index’s top holdings, meaning the sub-adviser cannot choose to equal or overweight positions relative to the Index even if, in accordance with the Portfolio’s investment objective and principal investment strategy, the sub-adviser determines that they represent the best available investment opportunity. This limitation can ultimately inhibit the opportunity for the Portfolio to implement its principal investment strategy and can hinder its ability to outperform the Index or non-diversified peer funds with otherwise similar investment strategies, on a risk-return basis. TAM and the sub-adviser believe reclassifying the Portfolio as a non-diversified company is in the best interests of the Portfolio and its Holders because the non-diversified status will provide the sub-adviser with additional investment flexibility and the potential to enhance the Portfolio’s performance.

While approval of Proposal I would provide the sub-adviser with greater long-term flexibility in executing the Portfolio’s investment strategy by allowing increased exposures to certain holdings, it is not otherwise expected to affect the way the Portfolio is currently managed. The investment objective and investment strategies for the Portfolio will not change due to approval of Proposal I.

The 1940 Act diversification requirements are separate and apart from the diversification requirements that the Portfolio complies with in order to qualify for special tax treatment as set forth in Subchapter M of the Internal Revenue Code. Proposal I does not in any way affect the Portfolio’s intent to comply with the diversification requirements of Subchapter M. As a non-diversified company, the percentage of the Portfolio’s assets invested in any single issuer would not be limited by the 1940 Act, but would remain subject to Subchapter M’s broader diversification requirements.

Investing a larger percentage of the Portfolio’s assets in any one issuer could increase the Portfolio’s risk of loss and make its share price more volatile because the value of its shares would be more susceptible to adverse events affecting that issuer. If the sub-

adviser takes a larger position in an issuer that subsequently has an adverse return, the Portfolio may have a greater loss than it would have had if the sub-adviser had diversified the Portfolio’s investments consistent with Section 5(b)(1) of the 1940 Act. While the change to a non-diversified company classification may allow for the potential for greater risk taking by the Portfolio, the investment management team currently intends to manage the Portfolio using the substantially similar risk and volatility guidelines it has used in managing the Portfolio while it has been classified as a diversified company.

If Holders approve Proposal I, the Portfolio may operate as a non-diversified company or, in the sub-adviser’s discretion, it may not, subject to the best interests of the Portfolio and its Holders. However, if the Portfolio does not operate as a non-diversified company for three consecutive years following shareholder approval, the 1940 Act rules will require the Portfolio to be automatically re-classified as a diversified company. This would require the Portfolio again to seek shareholder approval to operate as a non-diversified company.

If Holders of the Portfolio do not approve Proposal I, then Proposal I will not be implemented and the Portfolio will continue to operate as a diversified company.

Evaluation by the Board

At a meeting held on June 9 – 10, 2026, the Board considered the reclassification of the Portfolio from a diversified investment company to a non-diversified investment company. The Board considered all factors it believed to be relevant, including the potential impact on the Portfolio, its investment strategies and risk profile, and the estimated costs associated with seeking shareholder approval of the proposed change in the Portfolio’s diversification status. The Board further considered TAM’s and the Portfolio’s sub-adviser’s recommendation of the proposed change in the Portfolio’s diversification status and belief that such change is in the best interests of the Portfolio because it would provide the Portfolio’s management team with additional investment flexibility and potential to enhance the Portfolio’s performance.

After consideration of the factors described above, as well as other factors, the Board determined that the approval of the Portfolio’s reclassification from a diversified investment company to a non-diversified investment company is in the best interests of the Portfolio and its investors and unanimously approved the reclassification of the Portfolio’s diversification status.

Your Board recommends that you vote “FOR” changing the Portfolio from a Diversified Company to a Non-Diversified Company.

PROPOSAL II

APPROVAL TO MODIFY THE MANAGER OF MANAGERS STRUCTURE TO PERMIT TAM TO ENTER INTO AND MATERIALLY AMEND SUB-ADVISORY AGREEMENTS WITH BOTH UNAFFILIATED AND AFFILIATED SUB-ADVISERS

At the Special Meeting, the Holders of the Portfolio will be asked to modify the manager of managers structure to permit TAM to enter into and materially amend sub-advisory agreements with both unaffiliated and affiliated sub-advisers in the future without obtaining investor approval, subject to prior approval by the Board of Trustees of the Trust (the “Board”).

The Board, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Portfolio as defined in the 1940 Act), has reviewed and approved Proposal II and determined that Proposal II is in the best interests of the Portfolio. The Board unanimously recommends that Holders vote “FOR” Proposal II.

TAM currently acts as a manager of managers for the Portfolio pursuant to an exemptive order from the SEC (Release IC-23379 dated August 5, 1998) (the “Manager of Managers Order”). TAM has responsibility, subject to oversight by the Board of Trustees, to, among other matters, oversee and monitor sub-advisers, recommend selection of sub-advisers and recommend changes to sub-advisers where it believes appropriate or advisable. The Manager of Managers Order permits TAM, subject to certain conditions including the approval of the Board of Trustees, but without the approval of an applicable portfolio’s investors, to: (1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser; (2) materially change the terms of any sub-advisory agreement; and (3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser. More recent SEC exemptive and no-action relief now permit the Manager of Managers Order to be relied upon with respect to sub-advisory agreements with both unaffiliated and affiliated sub-advisers without obtaining investor approval, provided that the Portfolio obtains Holder approval to operate as a portfolio in a manager of managers structure with respect to affiliated sub-advisers and complies with certain modified conditions.

In general, Section 15(a) of the 1940 Act requires that an investment company must first obtain investor approval prior to retaining a new sub-adviser or making material changes to an existing sub-advisory agreement. The Manager of Managers Order currently permits the Trust and TAM to enter into a new sub-advisory agreement with an unaffiliated sub-adviser and materially change the terms of any sub-advisory agreement, subject to the Board’s approval, including approval by a majority of the Independent Board Members, but without requiring approval from the Portfolio’s shareholders. Because the Manager of Managers Order only applies to unaffiliated sub-advisers, investor approval is currently required to enter into or materially amend sub-advisory agreements with affiliated sub-advisers.

On May 29, 2019, the SEC granted a multi-manager exemptive order to Carillon Series Trust, et al. to permit Carillon Series Trust and Carillon Tower Advisers, Inc. (“Carillon”), its funds’ investment adviser, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers and any sub-adviser that is an “affiliated person” (as such term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Sub-advisers”) of Carillon Series Trust or Carillon without shareholder approval and to utilize aggregate fee disclosure (“Carillon Order”). On July 9, 2019, the SEC staff granted no-action relief to The BNY Mellon Family of Funds, et al. (“BNY Mellon”) that extended BNY Mellon’s existing multi-manager exemptive order (which only covered both unaffiliated and wholly-owned sub-advisers) to Affiliated Sub-advisers without requiring BNY Mellon to amend its order (the “BNY Letter,” and together with the “Carillon Order,” the “New Relief”). The no-action relief in the BNY Letter may be relied on by other fund complexes that have an existing multi-manager exemptive order, such as the Manager of Managers Order, provided their advisers and funds comply with the conditions of the Carillon Order. Accordingly, the Trust and TAM are seeking shareholder approval so that TAM and the Trust, with respect to the Portfolio, may rely on the New Relief, which would extend the Manager of Managers Order to any sub-advisory agreements with Affiliated Sub-advisers that may be entered into with respect to the Portfolio.

TAM believes that the New Relief is in the best interests of the Portfolio’s Holders as it will provide TAM and the Board with maximum flexibility to select, monitor and evaluate Affiliated Sub-advisers without incurring the expense or delay of seeking specific Holder approval. In addition, it will permit the Portfolio to more efficiently and quickly respond to changes in market conditions and other factors. Currently, in order for TAM to appoint a new Affiliated Sub-adviser or materially amend a sub-advisory agreement with an Affiliated Sub-adviser, the Trust must hold a special shareholder meeting and solicit votes from the Portfolio’s investors. This process is time consuming and costly. Under the New Relief, TAM and the Board would be able to act more quickly and with less expense to appoint a new Affiliated Sub-adviser or materially amend a sub-advisory agreement with an Affiliated Sub-adviser when TAM and the Board believe that the appointment or amendment would benefit a portfolio and its investors.

If the Portfolio’s Holders approve Proposal II, the Board would continue to oversee the sub-adviser selection process to help ensure that investors’ interests are protected. The Board, including a majority of the Independent Trustees, would also continue to evaluate and approve all new sub-advisory agreements, as well as any material modifications to all sub-advisory agreements, analyzing all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-advisers. Approval of Proposal II will not result in an increase or decrease in the total amount of investment management fees paid by the Portfolio to TAM or the sub-advisory fees paid by TAM to the Portfolio’s sub-adviser. The sub-advisory fees are directly paid by TAM to the sub-adviser out of the investment management fees that TAM receives from the Portfolio, and not by the Portfolio.

Similarities and Differences between the Manager of Managers Order and the New Relief

Under the terms of the New Relief, TAM and the Trust would continue to be subject to several conditions imposed by the SEC which are currently applicable under the Manager of Managers Order. For example, in order to rely on the New Relief, as with the Manager of Managers Order, at all times, a majority of the Board must consist of Independent Trustees and the selection and nomination of new or additional Independent Trustees must be placed within the discretion of the then-existing Independent Trustees. In addition, a Trust’s Independent Trustees must be represented by “Independent Legal Counsel” (as such term is defined in Rule 0-1(a)(6) under the 1940 Act). Also, both the Manager of Managers Order and the New Relief permit aggregate fee disclosure.

Under the terms of the New Relief, TAM and the Trust would also be subject to certain new or modified conditions. The significant differences between the Manager of Managers Order and the New Relief are set forth below. Specifically, under the New Relief:

•

TAM will no longer be required to obtain investor approval to enter into or materially amend sub-advisory agreements with Affiliated Sub-advisers. As noted above, the Board, including a majority of the Independent Trustees, would also continue to evaluate and approve all new sub-advisory agreements, as well as any material modifications to all sub-advisory agreements,

•

the Portfolio must continue to disclose in its prospectus the existence, substance and effect of the manager-of-managers order, and must also disclose prominently that TAM has the ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement.

•

the Portfolio must continue to furnish to its investors an information statement that contains information about a new sub-adviser and sub-advisory agreement; however, it will no longer be required to furnish such an information statement to investors when an existing sub-advisory agreement is materially modified.

•

the Board must evaluate any material conflicts that may be present in a sub-advisory arrangement whenever a sub-adviser change is proposed for the Portfolio or the Board considers an existing sub-advisory agreement as part of its annual review process. TAM will provide the Board with information regarding any material conflicts that may result from implementation of the New Relief.

•

there would be an explicit requirement to obtain investor approval for any new sub-advisory agreement or any amendment to an existing investment advisory agreement or sub-advisory agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by a portfolio.

•	TAM would continue to provide the Board with information showing the expected impact on TAM’s profitability whenever a sub-adviser is hired or terminated.

If Holders approve Proposal II with respect to the Portfolio, TAM will determine if and when the Portfolio should rely on the New Relief. The Portfolio’s prospectus and/or statement of additional information will be updated in advance of the New Relief being relied upon by the Portfolio.

If Holders do not approve Proposal II, then Proposal II will not be implemented and the Portfolio will continue to operate under a manager-of-managers structure pursuant to the Manager of Managers Order and TAM will continue to be required to seek approval from investors prior to entering into or materially amending sub-advisory agreements with an Affiliated Sub-adviser and the Portfolio will incur proxy and related costs.

Evaluation by the Board

At a meeting held on June 9 - 10, 2026, the Board of Trustees, on behalf of the Portfolio, approved the proposal to have the Portfolio rely on the New Relief and authorized TAM to seek Holder approval for the proposal.

The Board considered various factors, including:

•

The Board’s own experience since the date of the Manager of Managers Order with the Trust’s Manager of Managers structure and with evaluating and approving the portfolios’ sub-advisers and sub-advisory agreements and the similarities and differences between the relief available under the Manager of Managers Order and the New Relief;

•

The Board’s belief that it will retain sufficient oversight of the Portfolio’s investment sub-advisory arrangements to be able to continue to seek to ensure that investors interests are protected whenever TAM selects an Affiliated Sub-adviser to manage the Portfolio or materially modify an investment sub-advisory agreement with an Affiliated Sub-adviser on behalf of the Portfolio

•

TAM’s belief that the New Relief is in the best interests of the Portfolio’s investors as it will provide TAM and the Board with maximum flexibility to select, monitor and evaluate Affiliated Sub-advisers without incurring the expense or delay of seeking Holder approval;

•

The New Relief will permit the Portfolio to more efficiently and quickly respond to changes in market conditions and other factors, including by appointing a new sub-adviser that is an affiliate to a Portfolio if and when TAM and the Board believe that the appointment would benefit the Portfolio and its investors;

•

If TAM and the Board appoint an Affiliated Sub-adviser to the Portfolio, Holders would receive an information statement containing substantially the same information about the Affiliated Sub-adviser and the sub-advisory agreement that the Holders would otherwise have received if the Portfolio had been required to send Holders a proxy statement;

•	The delay and costs associated with creating and distributing proxy statements, soliciting Holder votes and holding special meetings;

•

TAM will continue to (a) set the Portfolio’s investment objective and strategies; (b) monitor and evaluate the performance of the Portfolio’s sub-adviser(s); and (c) implement procedures reasonably designed to ensure that the sub-adviser(s) comply with the Portfolio’s investment objectives, policies and restrictions; and

•	No sub-adviser can be appointed, or have its contract materially amended, without the Board’s approval and involvement.

Your Board recommends that you vote “FOR” the approval of the Modified Manager of Managers Structure.

OTHER BUSINESS

The Board Members do not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Special Meeting, including any questions as to an adjournment or postponement of the Special Meeting, any such matter will be voted in accordance with the judgment of the persons named in the accompanying proxy card.

ADDITIONAL INFORMATION

Transfer Agent and Distributor

Transamerica Fund Services, Inc. (“TFS”), the transfer agent of the Trust, is located at 1801 California Street, Suite 5200, Denver, CO 80202. TFS has outsourced the provision of certain transfer agency services to SS&C Global Investor & Distribution Solutions, Inc., located at 2000 Crown Colony Drive, Quincy, MA 02169. The distributor of the Portfolio is Transamerica Capital LLC (“TCL”), located at 1801 California Street, Suite 5200, Denver, CO 80202. TAM, TFS and TCL are all affiliated due to their common ultimate ownership by Aegon, Ltd.

Custodian

State Street Bank & Trust Company, located at One Congress Street, Boston, MA 02114, serves as the Portfolio’s custodian.

Sub-Adviser

J.P. Morgan Investment Management Inc. is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. As of December 31, 2025, J.P. Morgan Investment Management Inc. and its affiliates had approximately $4.1 trillion in assets under management.

Annual and Semi-Annual Reports

Holders of the Portfolio can find important information about the Portfolio in the Portfolio’s annual report dated December 31, 2025 as filed on Form N-CSR, which has been previously provided to Holders. You may obtain copies of annual and semi-annual reports without charge by writing to the Portfolio’s transfer agent at the address shown below or by calling 1-800-851-9777.

Transamerica Fund Services, Inc.

P.O. Box 219945

Kansas City, MO 64121-9945

Proxy Solicitation

The solicitation of proxies will be principally conducted by sending this Proxy Statement to Holders beginning on or about August 17, 2026. Solicitations also may be made by telephone and/or online by representatives of the Portfolio, regular employees of TAM or its affiliate(s), or EQ Fund Solutions, a private proxy services firm. It is anticipated that the estimated solicitation costs, including retaining EQ Fund Solutions, will be approximately $29,833.00. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and custodians, nominees and fiduciaries to forward proxies and proxy materials to their clients.

EQ Fund Solutions will provide mailing, solicitation and tabulation services in order to reach quorum and obtain the required vote for the Portfolio’s proposals by the Special Meeting Date or any adjournment or postponement thereof. The services will include: (i) designing voting instruction cards and reminder letters; (ii) processing Holder data to determine solicitation strategies and efficiencies; (iii) printing and mailing the Proxy Statement to record date Holders; (iv) inserting and mailing proxy materials to record date Holders who request them; (v) providing internet and telephone voting services to secure votes from Holders; (vi) scanning returned voting instruction cards; (vii) providing solicitation analysis and consultation before and during the solicitation period to maximize voting participation; (viii) daily reporting of solicitation results, as applicable; (ix) providing final meeting reports and affidavits; and (x) providing meeting services and support.

The cost of the Special Meeting, including the preparation and distribution of the Proxy Statement and the solicitation of voting instructions, including reimbursement to the Insurance Companies and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting voting instructions, printing and distributing the proxy materials, the costs of soliciting and tabulating voting instructions (including the fees and expenses in the range of approximately $91,275 to $109,833 of EQ Fund Solutions, the proxy solicitor), the cost of any necessary filings with the SEC, legal fees and accounting fees, will be borne by the Portfolio.

Principal Holders

As of the Record Date, the outstanding shares of the Portfolio were as follows:

Class	Total Shares Outstanding
Initial	80,079,255
Service	5,813,639

To the knowledge of the Trust, as of the Record Date, the Board Members and officers of the Trust, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Portfolio.

As of the Record Date, the persons listed in Appendix A owned of record 5% or more of shares of the Portfolio, as indicated in Appendix A.

Holder Communications to the Board

Holders may mail written communications to the Portfolio’s Board, addressed to the care of the Secretary of the Portfolio, at the address of the Portfolio. Each Holder communication must (i) be in writing and be signed by the Holder, and (ii) identify the full name of the Portfolio. The Secretary is responsible for collecting, reviewing and organizing all properly submitted Holder communications. Except as provided below, with respect to each properly submitted Holder communication, the Secretary will either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting, or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a Holder communication should not be provided to the Board because the communication, among other things, (i) does not reasonably relate to the Portfolio or its operations, management, activities, policies, service providers, Board, officers, Holders or other matters relating to an investment in the Portfolio, or (ii) is ministerial in nature (such as a request for Portfolio literature, share data or financial information).

Holders Sharing the Same Address

As permitted by law, the Portfolio will deliver only one copy of this Proxy Statement to Holders residing at the same address, unless such Holders have notified the Portfolio of their desire to receive multiple copies of the Holder reports and proxy statements the Portfolio sends. If you would like to receive an additional copy, please contact the Portfolio by writing to the address shown on the front page of this Proxy Statement or by calling 1-800-851-9777. The Portfolio will then promptly deliver, upon request, a separate copy of this Proxy Statement to any Holder residing at an address to which only one copy was mailed. Holders wishing to receive separate copies of the Portfolio’s Holder reports and proxy statements in the future, and Holders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated. Copies of the proxy materials are also available at: https://vote.proxyonline.com/transamerica/docs.

Holder Proposals

The Portfolio is not required to and does not intend to hold regular annual meetings of Holders. Holders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to Dennis P. Gallagher, Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

Proposals relating to the Portfolio must be received a reasonable time prior to the date of a meeting of holders of the Portfolio to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A holder proposal may be presented at a meeting of holders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and other governing instruments.

Fiscal Year

The fiscal year end of the Portfolio is December 31.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Special Meeting. However, if other matters are properly presented to the Special Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Portfolio.

A list of Holders entitled to be present and to vote at the Special Meeting will be available at the offices of the Portfolio, 1801 California Street, Suite 5200, Denver, CO 80202 for inspection by any Holder during regular business hours beginning ten days prior to the date of the Special Meeting.

Adjournment

Failure of a quorum to be present at the Special Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of the Special Meeting if a quorum is present but sufficient votes have not been received to approve a proposal, or for any other reason consistent with applicable law and the Trust’s Declaration of Trust, Charter and By-Laws, including to allow for the further solicitation of proxies. Under the Trust’s By-Laws, in the absence of a quorum, the Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, the Special Meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting. Any adjournment may be made with respect to any business which might have been transacted at such meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Special Meeting prior to adjournment.

Information about the Portfolio

The Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information have been filed by the Portfolio and may be obtained upon payment of a duplication fee or by electronic request at the following e-mail address, publicinfo@sec.gov. Reports and other information about the Portfolio are also available on the SEC’s internet site at https://www.sec.gov or visit the Trust’s website at https://www.transamerica.com/financial-pro/annuities/prospectus. To obtain a copy of this Proxy Statement or other information about the Portfolio, without charge, or to request other information or make other inquiries about the Portfolio, call 1-800-851-9777 or write to the Trust at 1801 California Street, Suite 5200, Denver, CO 80202. The proxy materials will be available to review at: https://vote.proxyonline.com/transamerica/docs.

Please submit your voting instructions promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly provide voting instructions by telephone or by the internet.

By order of the Board,

/s/ Dennis P. Gallagher
Dennis P. Gallagher
Chief Legal Officer and Secretary

August 11, 2026

APPENDIX A

5% and 25% Interest Ownership

To the knowledge of the Trust, as of June 17, 2026, the following persons owned beneficially or of record 5% or more of a class of outstanding shares of the Portfolio.

Name & Address	Portfolio Name	Class	Shares	Percent
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Enhanced Index VP	Initial	24,063,429.138	30.05%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Enhanced Index VP	Initial	23,008,040.534	28.73%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Enhanced Index VP	Initial	11,446,426.701	14.29%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Enhanced Index VP	Initial	5,490,364.175	6.86%
TCM Division Transamerica Life Insurance Company Separate Acct A 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Enhanced Index VP	Initial	4,950,953.171	6.18%
Transamerica Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Enhanced Index VP	Initial	4,574,882.862	5.71%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Enhanced Index VP	Service	4,908,314.801	84.43%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Enhanced Index VP	Service	738,823.120	12.71%

Any Holder who holds beneficially 25% or more of the Portfolio may be deemed to control the Portfolio until such time as such investor holds beneficially less than 25% of the outstanding shares of the Portfolio. Any Holder controlling the Portfolio may be able to determine the outcome of issues that are submitted to Holders for vote and may be able to take action regarding the Portfolio without consent or approval of the other Holders.

To the knowledge of the Trust, as of June 17, 2026, the following persons held beneficially 25% or more of the outstanding shares of the Portfolio.

A-1

Name & Address	Portfolio Name	Shares	Percentage of Portfolio Owned
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Enhanced Index VP	24,063,429.138	28.03%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Enhanced Index VP	23,008,040.534	26.80%

A-2

PROXY CARD PROPOSALS DETAILED ON REVERSE SIDE VOTE BY INTERNET: Go to the website below and enter your control number or simply use your camera YOUR VOTE IS IMPORTANT NO MATTER HOW MANY on your smart phone to scan this QR code. SHARES YOU OWN. PLEASE CAST YOUR PROXY vote.proxyonline.com VOTE TODAY! VOTER PROFILE: VOTE BY PHONE: Voter ID: XXXXXXXX Security ID: XXXXXXXX for automated touch-tone service Shares to Vote: XXXXXXXX Household ID: XXXXXXXXXX Call (888) 227-9349 **please call the phone number to the right for more information or the number below to speak with a representative. VOTER CONTROL NUMBER: XXXX XXXX XXXX (877) 864-5059 VOTE REGISTERED TO: NAME VOTE BY MAIL: ADDRESS CITY, STATE, ZIP CODE Complete the reverse side and return it in the envelope provided. USPS Postage-Paid Envelope Transamerica JPMorgan Enhanced Index VP a series of TRANSAMERICA SERIES TRUST PROXY FOR THE SPECIAL MEETING OF HOLDERS TO BE HELD ON OCTOBER 7, 2026 The undersigned, revoking previous proxies, hereby appoints Marijn P. Smit and Dennis P. Gallagher, each of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the above-mentioned fund (the “Portfolio”), which the undersigned is entitled to vote at the Special Meeting of Holders (the “Special Meeting”) of the Portfolio to be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Suite 5200, Denver, CO 80202 on October 7, 2026 at 11:00 a.m. Mountain Time, and at any adjournments or postponements thereof. This proxy shall be voted as described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting and the accompanying Proxy Statement is hereby acknowledged. Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free (877) 864-5059. Representatives are available to assist you Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time. The Notice of the Special Meeting and Proxy Statement are available at: https://vote.proxyonline.com/transamerica/docs.

Transamerica JPMorgan Enhanced Index VP PROXY CARD YOUR SIGNATURE IS REQUIRED FOR YOU VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees, or guardians should indicate the full title and capacity in which SIGNATURE (AND TITLE IF APPLICABLE) DATE they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title. SIGNATURE (IF HELD JOINTLY) DATE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED BELOW. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPLICABLE PROPOSAL(S) DETAILED BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT. AFTER CAREFUL CONSIDERATION OF EACH PROPOSAL, THE BOARD OF TRUSTEES OF THE TRUST APPROVED AND RECOMMENDS THAT HOLDERS VOTE “FOR” THE APPLICABLE PROPOSAL(S). THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING: TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ● PROPOSALS: FOR AGAINST ABSTAIN 1. To approve the change of the Portfolio from a diversi?ed company to O O O a non-diversi?ed company. 2. To approve the modi?cation of the Portfolio’s manager of managers O O O structure to permit TAM, to enter into and materially amend sub-advisory agreements with both una?liated and a?liated sub-advisers in the future without obtaining investor approval, subject to prior approval by the Portfolio’s Board. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof. PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE OR VOTING USING THE OTHER CONVENIENT METHODS DETAILED ON THE FRONT SIDE OF THIS CARD. THANK YOU FOR CASTING YOUR VOTE MAIL ID: BAR CODE CUSIP

Voting Instruction Card PROPOSALS DETAILED ON REVERSE SIDE VOTE BY INTERNET: Go to the website below and enter your control number or simply use your camera YOUR VOTE IS IMPORTANT NO MATTER HOW MANY on your smart phone to scan this QR code. SHARES YOU OWN. PLEASE CAST YOUR PROXY vote.proxyonline.com VOTE TODAY! VOTER PROFILE: Voter ID: XXXXXXXX Security ID: XXXXXXXX VOTE BY PHONE: Shares to Vote: XXXXXXXX Household ID: XXXXXXXXXX **please call the phone number to the right for more information Call (888) 227-9349 for automated touch-tone service or the number below to speak with VOTER CONTROL NUMBER: XXXX XXXX XXXX a representative. (877) 864-5059 VOTE REGISTERED TO: VOTE BY MAIL: NAME ADDRESS CITY, STATE, ZIP CODE Complete the reverse side of this proxy card and return it in the envelope provided. USPS Postage-Paid Envelope Transamerica JPMorgan Enhanced Index VP a series of TRANSAMERICA SERIES TRUST INSURANCE COMPANY NAME PRINTS HERE PROXY FOR THE SPECIAL MEETING OF HOLDERS TO BE HELD ON OCTOBER 7, 2026 The undersigned, revoking any previously executed voting instruction cards attributable to his or her variable contract, hereby instructs the above-named Insurance Company, with full power of substitution, to vote as directed all shares of the Portfolio listed above that are attributable to the undersigned’s participation in the variable contract as of June 17, 2026, at the Special Meeting of Holders (the “Special Meeting”) to be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Suite 5200, Denver, CO 80202 on October 7, 2026 at 11:00 a.m. Mountain Time, and at any adjournments or postponements thereof, upon the matters set forth on the reverse side and instructs them to vote upon any other matters that may properly be acted upon at the Meeting. THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE ABOVE-REFERENCED INSURANCE COMPANY, ON BEHALF OF THE PORTFOLIO. The Voting Instruction Card will be voted as specified by the undersigned. If no specification is made, the Voting Instruction Card shall be voted in accordance with the Trustees’ recommendations set forth in the Proxy Statement. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management. Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free (877) 864-5059. Representatives are available to assist you Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time.

Transamerica JPMorgan Enhanced Index VP Voting Instruction Card NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS SIGNATURE (AND TITLE IF APPLICABLE) DATE PROXY CARD. If joint owners, EITHER may sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give full title. When signing on behalf of SIGNATURE (IF HELD JOINTLY) DATE a corporation or as a partner for a partnership, please give the full corporate partnership name and your title, if any. EVERY POLICYOWNER’S VOTING INSTRUCTIONS ARE IMPORTANT! YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS VOTING INSTRUCTION CARD BELOW, MARK ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF HOLDERS TO BE HELD ON OCTOBER 7, 2026. The proxy statement and the accompanying Notice of Special Meeting of Holders are available at: https://vote.proxyonline.com/transamerica/docs. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING: TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ● PROPOSALS: FOR AGAINST ABSTAIN 1. To approve the change of the Portfolio from a diversi?ed company to O O O a non-diversi?ed company. 2. To approve the modi?cation of the Portfolio’s manager of managers O O O structure to permit TAM, to enter into and materially amend sub-advisory agreements with both una?liated and a?liated sub-advisers in the future without obtaining investor approval, subject to prior approval by the Portfolio’s Board. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof. PLEASE VOTE ALL YOUR VOTING INSTRUCTION CARDS IF YOU RECEIVED MORE THAN ONE VOTING INSTRUCTION CARD DUE TO MULTIPLE INVESTMENTS IN THE PORTFOLIO. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN IT IS SIGNED AND DATED. PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE OR VOTE USING THE OTHER CONVENIENT METHODS DETAILED ON THE FRONT SIDE OF THIS CARD. THANK YOU FOR CASTING YOUR VOTE MAIL ID: BAR CODE CUSIP